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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 26, 2008

United Online, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-33367 (Commission File Number)	77-0575839 (IRS Employer Identification No.)

21301 Burbank Boulevard
Woodland Hills, California 91367
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (818) 287-3000

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K/A ("Amendment No. 1") amends and supplements the Current Report on Form 8-K filed on August 27, 2008, by United Online, Inc. ("UOL"), in which UOL reported the completion of its acquisition of FTD Group, Inc. ("FTD"). This Amendment No. 1 is being filed to include the historical financial statements and pro forma financial information required under Item 9.01 of Form 8-K. The information previously reported in the Current Report on Form 8-K filed on August 27, 2008, is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(a)
Financial Statements of Business Acquired.

Historical audited Consolidated Balance Sheets of FTD as of June 30, 2008 and 2007, and historical audited Consolidated Statements of Operations and Comprehensive Income, Consolidated Statements of Stockholders' Equity, and Consolidated Statements of Cash Flows of FTD Group, Inc. for the Years Ended June 30, 2008, 2007 and 2006, and the notes related thereto, are filed as Exhibit 99.1 and are incorporated herein by reference.

(b)
Pro Forma Financial Information.

Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2008, and Unaudited Pro Forma Condensed Combined Statements of Operations for the Six Months Ended June 30, 2008 and for the Year Ended December 31, 2007, and the notes related thereto, with respect to the transaction referred to above are filed as Exhibit 99.2 and incorporated herein by reference.

(d)
Exhibits.

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.
99.1
Historical audited Consolidated Balance Sheets of FTD Group, Inc. as of June 30, 2008 and 2007, and historical audited Consolidated Statements of Operations and Comprehensive Income, Consolidated Statements of Stockholders' Equity, and Consolidated Statements of Cash Flows of FTD Group, Inc. for the Years Ended June 30, 2008, 2007 and 2006, and the notes related thereto.
99.2
Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2008, and Unaudited Pro Forma Condensed Combined Statements of Operations for the Six Months Ended June 30, 2008 and for the Year Ended December 31, 2007, and the notes related thereto.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2008	UNITED ONLINE, INC.

	By:	/s/ SCOTT H. RAY Scott H. Ray Executive Vice President and Chief Financial Officer

 EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.
99.1
Historical audited Consolidated Balance Sheets of FTD Group, Inc. as of June 30, 2008 and 2007, and historical audited Consolidated Statements of Operations and Comprehensive Income, Consolidated Statements of Stockholders' Equity, and Consolidated Statements of Cash Flows of FTD Group, Inc. for the Years Ended June 30, 2008, 2007 and 2006, and the notes related thereto.
99.2
Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2008, and Unaudited Pro Forma Condensed Combined Statements of Operations for the Six Months Ended June 30, 2008 and for the Year Ended December 31, 2007, and the notes related thereto.

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  Item 2.01. Completion of Acquisition or Disposition of Assets.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX